CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" in the Prospectus in this Registration Statement (Form N-1A No. 333-45959) of E.I.I. Realty Securities Trust.


                                                  /s/ERNST & YOUNG LLP
                                                  --------------------
                                                  ERNST & YOUNG LLP



New York, New York
May 6, 1998